THE MAINSTAY GROUP OF FUNDS

MainStay Equity Index Fund

Supplement dated May 25, 2012 (“Supplement”) to the Summary Prospectus and Prospectus, each dated February 28, 2012

This Supplement updates certain information contained in the Summary Prospectus and Prospectus for MainStay Equity Index Fund (the “Fund”), a series of The MainStay Funds (the “Trust”). You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), or by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 169 Lackawanna Avenue, Parsippany, New Jersey 07054. These documents are also available on the Funds’ website at mainstayinvestments.com. Please review this important information carefully.

At a special meeting held on May 21, 2012, the Fund’s shareholders approved an Agreement and Plan of Reorganization providing for the acquisition of all of the assets and liabilities of the Fund by MainStay S&P 500 Index Fund, a series of MainStay Funds Trust in exchange for shares of the MainStay S&P 500 Index Fund followed by the complete liquidation of the Fund (the “Reorganization”).

As of May 25, 2012, the Reorganization is complete and the Fund is closed. All references to the Fund in the Summary Prospectus and Prospectus are hereby deleted.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.